Rule 497(d)
                                     FT 462

              Supplement to the Prospectus dated September 21, 2000

Notwithstanding anything to the contrary in the Prospectus, Fee
Accounts Unit holders tendering at least 1,000 Units for redemption, or such other amount as required by your broker/dealer, may elect to receive an In-Kind Distribution of Securities at redemption, provided such tendered Units have been held for at least one month.


May 18, 2001